SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No.__)

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Soliciting material pursuant to Rule 14a-12

FactorShares Trust

Registration Nos. 811-22310 and 333-182274

(Name of Registrant as Specified in Its Charter/Declaration of Trust)

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FACTORSHARES TRUST

(To Be Known as ETF MANAGERS TRUST, Effective on or About June 24, 2016)

PureFunds ISE Junior Silver (Small Cap Miners/Explorers) ETF

30 Maple Street, 2nd Floor

Summit, New Jersey 07901

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

To be held on [________], 2016

To the shareholders of the PureFunds ISE Junior Silver (Small Cap Miners/Explorers) ETF:

NOTICE IS HEREBY GIVEN THAT a special meeting of the shareholders of the PureFunds ISE Junior Silver (Small Cap Miners/Explorers) ETF (the “Fund”), a series of FactorShares Trust (to be known as ETF Managers Trust, effective on or about June 24, 2016) (the “Trust”), a Delaware statutory trust, will be held at the offices of [U.S. Bancorp Fund Services, LLC, 615 East Michigan Street, Milwaukee, Wisconsin 53202], on [_________], 2016 at [________] Eastern Time and any adjournments thereof (the “Meeting”) for the following purposes:

Proposal
Proposal 1	To approve a Sub-Advisory Agreement between ETF Managers Group LLC and Penserra Capital Management LLC with regard to the Fund.
Proposal 2	To approve a proposal to permit ETF Managers Group LLC, as the investment adviser to the Fund, to rely on an exemptive order to hire and replace sub-advisers or to modify sub-advisory agreements without shareholder approval.
Proposal 3	To transact any other business that may properly come before the Meeting.

The Board of Trustees has fixed the close of business on [________], 2016, as the record date for determination of shareholders entitled to notice of and to vote at the Meeting.

Whether or not you plan to attend the meeting in person, please vote your shares. As a convenience to our shareholders, you may now vote in any one of four ways:

•	Through the Internet – log on at the Internet address provided on the proxy card

•	By telephone – call the toll-free number listed on the proxy card

•	By mail – using the enclosed Proxy Card(s) and postage paid envelope

•	In Person – at the Special Meeting

We encourage you to vote by telephone or through the Internet; have your proxy card in hand, and call the number or go to the website and follow the instructions given there. Use of telephone or Internet voting will reduce the time and cost associated with this proxy solicitation. Whichever method you choose, please read the enclosed proxy statement carefully before you vote.

If you sign, date, and return the proxy card but give no voting instructions, your shares will be voted “FOR” the proposals above.

By order of the Board of Trustees

Samuel Masucci, III

Title: Secretary

FactorShares Trust

June __, 2016

Shareholders who do not expect to attend the special meeting are requested to vote through the Internet or by telephone, or to complete, sign, date and return the accompanying proxy in the enclosed envelope, which needs no postage if mailed in the United States. Instructions for the proper execution of the proxy with respect to Internet or telephone voting are set forth on the proxy card. Instructions for signing proxy cards if mailing are set forth immediately follow this notice. It is important that the proxy be voted promptly.

INSTRUCTIONS FOR SIGNING PROXY CARDS

The following general rules for signing proxy cards may be of assistance to you and avoid the time and expense involved in validating your vote if you fail to sign your proxy card properly.

1.	Individual Accounts: Sign your name exactly as it appears in the registration on the proxy card.

2.	Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to the name shown in the registration on the proxy card.

3.	All Other Accounts: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration. For example:

Registration	Valid Signature

Corporate Accounts

(1) ABC Corp.	ABC Corp.
(2) ABC Corp.	John Doe, Treasurer
(3) ABC Corp. c/o John Doe, Treasurer	John Doe
(4) ABC Corp. Profit Sharing Plan	John Doe, Trustee

Trust Accounts

(1) ABC Trust	Jane B. Doe, Trustee
(2) Jane B. Doe, Trustee u/t/d 12/28/78	Jane B. Doe

Custodial or Estate Accounts

(1) John B. Smith, Cust. f/b/o
John B. Smith, Jr. UGMA	John B. Smith
(2) Estate of John B. Smith	John B. Smith, Jr., Executor

FACTORSHARES TRUST

(To Be Known as ETF MANAGERS TRUST, Effective on or About June 24, 2016)

PureFunds ISE Junior Silver (Small Cap Miners/Explorers) ETF

30 Maple Street, 2nd Floor

Summit, New Jersey 07901

SPECIAL MEETING OF SHAREHOLDERS

To be held on [_______], 2016

PROXY STATEMENT

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Trustees (the “Board”) of the PureFunds ISE Junior Silver (Small Cap Miners/Explorers) ETF (the “Fund”), a series of FactorShares Trust (to be known as ETF Managers Trust, effective on or about June 24, 2016) (the “Trust”). The proxies will be used at the special meeting of shareholders to be held at the offices of [U.S. Bancorp Fund Services, LLC, 615 East Michigan Street, Milwaukee, Wisconsin 53202] on [________], 2016 at [_______] Eastern time (the “Meeting”) and any adjournment(s) thereof. The Meeting will be held for the purposes set forth in the accompanying Notice of Special Meeting of Shareholders. This Proxy Statement, the Notice of Special Meeting and the proxy card are first being mailed to shareholders on or about [______], 2016 or as soon as practicable thereafter. The close of business on [_______], 2016 has been fixed as the record date (the “Record Date”) for the determination of shareholders entitled to receive notice of and to vote at the Meeting. Each shareholder shall be entitled to one vote for each share owned by such shareholder on any matter on which such shareholder is entitled to vote and each fractional share shall be entitled to a proportionate fractional vote.

As of the Record Date, the Fund had [______] shares of common stock outstanding.

At the Meeting, shareholders will be asked to vote on the following matters:

Proposal
Proposal 1	To approve a Sub-Advisory Agreement between ETF Managers Group LLC, and Penserra Capital Management LLC with regard to the Fund.
Proposal 2	To approve a proposal to permit ETF Managers Group LLC, as the investment adviser to the Fund, to rely on an exemptive order to hire and replace sub-advisers or to modify sub-advisory agreements without shareholder approval.
Proposal 3	To transact any other business that may properly come before the Meeting.

A copy of the Fund’s most recent annual and/or semi-annual report is available free of charge via the Internet at www.pureetfs.com, by calling (877) 756-PURE, or by writing

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FactorShares Trust, 30 Maple Street, 2nd Floor, Summit, New Jersey 07901. A copy of this proxy statement is also available via the Internet at the Internet address provided on the proxy card.

It is expected that the solicitation of proxies will be primarily by mail. Supplementary solicitations may be made by mail, telephone, facsimile, Internet or personal contact by representatives of the Trust. [________________] has been engaged to assist in the distribution and tabulation of proxies and to assist in the solicitation of proxies. The anticipated cost of such solicitation services is approximately $[________]. The costs associated with this Proxy Statement will be paid by ETF Managers Group LLC (the “Adviser” or “ETF Managers”).

The Trust may also request broker-dealer firms, custodians, nominees and fiduciaries to forward proxy materials to the beneficial owners of the shares of the Fund held of record by such persons. The Adviser may reimburse such broker-dealer firms, custodians, nominees and fiduciaries for their reasonable expenses incurred in connection with such proxy solicitation, including reasonable expenses in communicating with persons for whom they hold shares of the Fund.

Voting Proxies. You should read the entire proxy statement before voting. If you have any questions regarding the proxy statement, please call [____________]. If you sign and return the accompanying proxy card, you may revoke it by giving written notice of such revocation to the Secretary of the Trust prior to the Special Meeting or by delivering a subsequently dated proxy card or by attending and voting at the Special Meeting in person. Proxies voted by telephone or Internet may be revoked at any time before they are voted by proxy voting again through the website or toll-free number listed in the enclosed Proxy Card. Properly executed proxies will be voted, as you instruct, by the persons named in the accompanying proxy statement. In the absence of such direction, however, the persons named in the accompanying proxy statement intend to vote “FOR” Proposal 1 and Proposal 2 and may vote at their discretion with respect to other matters not now known to the Board that may be presented to the Meeting. Attendance by a shareholder at the Meeting does not, in itself, revoke a proxy.

Each Proposal will be voted on by shareholders of the Fund. Along with the approval of the Board, including a majority of the Trustees who are not interested persons of the Trust or any affiliate of the Fund within the meaning of the Investment Company Act or 1940, as amended (the “1940 Act”) (the “Independent Trustees”), the affirmative vote of the holders of a majority of the outstanding shares of the Fund is required for the approval of Proposal 1. “Majority” for this purpose, under the 1940 Act, means the lesser of (i) 67% of the voting securities present at the Meeting if more than 50% of the outstanding voting securities are present, or (ii) shares representing more than 50% of the outstanding shares.

The affirmative vote of a majority of the votes cast is required for the approval of Proposal 2.

If sufficient votes are not received by the date of the Meeting, a person named as proxy may propose one or more adjournments of the Meeting to permit further solicitation of proxies. The persons named as proxies will vote in favor of adjournment with respect to a Proposal all proxies that voted in favor of the Proposal (or abstained) and vote against adjournment all proxies that voted against the Proposal.

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Quorum Required. The Fund must have a quorum of shares represented at the Meeting, in person or by proxy, to take action on any matter relating to the Fund. Under the Trust’s Agreement and Declaration of Trust, a quorum is constituted by the presence in person or by proxy of 40% of the outstanding shares of the Fund entitled to vote at the Meeting.

Abstentions and broker non-votes (i.e., proxies from brokers or nominees indicating that they have not received instructions from the beneficial owners on an item for which the brokers or nominees do not have discretionary power to vote) will be treated as votes present at the Meeting. Abstentions and broker non-votes will not, however, be treated as votes cast at such meeting. Abstentions and broker non-votes, therefore (i) will be included for purposes of determining whether a quorum is present; (ii) will have the effect of a “no” vote for purposes of obtaining the requisite approval of Proposal 1; and (iii) will have no effect on Proposal 2.

If a quorum is not present at the Meeting, or a quorum is present at the Meeting but sufficient votes to approve a proposal are not received, the Chairperson of the Meeting or the holders of a majority of the shares of the Fund present at the Meeting in person or by proxy may adjourn the Meeting to permit further solicitation of proxies.

Other Information. The Fund’s distributor and principal underwriter is ALPS Distributors, Inc., 1290 Broadway, Suite 1100, Denver, Colorado 80203. The Fund’s administrator, transfer agent and dividend disbursing agent is U.S. Bancorp Fund Services, LLC, 615 East Michigan Street, Milwaukee, WI 53202.

BOARD OF TRUSTEES RECOMMENDATION

The Board of Trustees met on May 24, 2016 to discuss the Proposals contained in this Proxy Statement. The Board voted unanimously to approve the Proposals. The Board recommends that you vote “FOR” the Proposals contained in this Proxy Statement.

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PROPOSAL 1: APPROVAL OF THE SUB-ADVISORY AGREEMENT

WITH PENSERRA CAPITAL MANAGEMENT LLC.

I.	Introduction

ETF Managers serves as investment adviser to the Fund pursuant to an investment advisory agreement with the Trust, dated April 17, 2014 and amended on September 10, 2015 (the “Advisory Agreement”). Prior to April 20, 2016, Esposito Partners, LLC (“Esposito” or a “Sub-Adviser”) served as investment sub-adviser to the Fund pursuant to a Sub-Advisory Agreement dated April 17, 2014 (“Esposito Agreement”).

On March 28, 2016, Esposito notified the Fund’s Adviser of its resignation as sub-adviser to the Fund, as permitted by the terms of the Esposito Agreement. In the role of investment adviser to the Fund, ETF Managers regularly monitors the performance of the sub-adviser and has the responsibility to recommend to the Board the hiring, termination and replacement of sub-advisers. Upon the resignation of Esposito, the Adviser determined that a new sub-adviser for the Fund was necessary to provide for the continued management of the Fund’s portfolio, and decided that it would be in the best interest of the Fund and its shareholders to appoint Penserra Capital Management LLC (“Penserra” or a “Sub-Adviser”) to serve as sub-adviser to the Fund. Accordingly, the Adviser recommended to the Board the appointment of Penserra as sub-adviser to the Fund. The Board, including a majority of the Independent Trustees, approved an interim sub-advisory agreement between the Adviser and Penserra with respect to the Fund, which took effect as of April 20, 2016 (the “Interim Sub-Advisory Agreement”). The Interim Sub-Advisory Agreement is in effect until the earlier of 150 days from the date of its effectiveness or the date on which a new sub-advisory agreement is entered into.

On May 24, 2016, the Board approved and recommended for shareholder approval a new investment sub-advisory agreement between the Adviser and Penserra, with respect to the Fund (the “Proposed Sub-Advisory Agreement”). The Proposed Sub-Advisory Agreement would become effective on the date that it is approved by shareholders of the Fund. The differences between the Esposito Agreement and the Proposed Sub-Advisory Agreement are discussed below. As with the Esposito Agreement, the Fund does not pay the sub-advisory fee under the Proposed Sub-Advisory Agreement or the Interim Sub-Advisory Agreement. The Advisory Agreement between the Trust and ETF Managers relating to the Fund remains in effect and the fees payable to the Adviser by the Fund under the Advisory Agreement will not change.

II. The Sub-Advisory Agreements

Esposito Agreement

Prior to April 20, 2016, Esposito served as the investment sub-adviser for the Fund pursuant to the Esposito Agreement. The Esposito Agreement required that, subject to the supervision of the Board and the Adviser, Esposito provided certain investment advisory services to the Fund, including managing the investment and reinvestment of the Fund’s assets. The Esposito Agreement was most recently approved by shareholders on April 17, 2014, and the

Fund’s Board, including a majority of the Independent Trustees, most recently approved the continuation of the Esposito Agreement on March 17, 2016.

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Under the Esposito Agreement, the Adviser paid Esposito, as compensation for services rendered, 0.05% of the Fund’s average weekly net assets, subject to a minimum annual fee of $15,000. The Adviser, under the Esposito Agreement, paid $15,000 in sub-advisory fees during the Fund’s most recent fiscal year.

Esposito is wholly-owned by Mark Esposito, as defined under the 1940 Act. Esposito has an affiliated broker-dealer, Esposito Securities, LLC (“Esposito Securities”), which is affiliated through the common control of Mark Esposito. For the Fund’s most recent fiscal year, it paid brokerage commissions in the amount of $14,482 to Esposito Securities. This amounted to 82.81% of the Fund’s total brokerage commissions paid during the same period.

Interim Sub-Advisory Agreement

The terms of the Interim Sub-Advisory Agreement and Penserra’s obligations thereunder are substantially similar to the Esposito Agreement, except for the identity of the sub-adviser, the effective date and term provisions of the Agreement. The Interim Sub-Advisory Agreement provides that it will remain in effect for no greater than 150 days or until a new sub-advisory agreement is entered into with respect to the Fund. The Interim Sub-Advisory Agreement may be terminated at any time, without the payment of any penalty, by vote of the Board, or by the vote of a majority of the outstanding voting securities of the Fund, upon sixty (60) days’ prior written notice to Penserra, or by the Adviser immediately upon notice to Penserra. The Interim Sub-Advisory Agreement will also terminate automatically in the event of its assignment or in the event that the Advisory Agreement is assigned or terminated for any other reason.

Comparison of the Proposed Sub-Advisory Agreement and the Esposito Agreement

A copy of the Proposed Sub-Advisory Agreement is attached to this Proxy Statement as Exhibit A. The following description of the material terms of the Proposed Sub-Advisory Agreement is only a summary. You should refer to Exhibit A for the Proposed Sub-Advisory Agreement, and the description set forth in this Proxy Statement of the Proposed Sub-Advisory Agreement is qualified in its entirety by reference to Exhibit A.

The sub-advisory services to be provided under the Proposed Sub-Advisory Agreement with Penserra are substantially similar to the services provided under the Esposito Agreement and Interim Sub-Advisory Agreement. The compensation to Penserra is proposed to be different than that paid under the Esposito Agreement and the Interim Sub-Advisory Agreements, as discussed below.

Duration and Termination. The Proposed Sub-Advisory Agreement, like the Esposito Agreement, will remain in effect for a period of two years, unless sooner terminated. After the initial two-year period, continuation of the Proposed Sub-Advisory Agreement from year to year is subject to annual approval by the Board, including at least a majority of the Independent Trustees.

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Each of the Proposed Sub-Advisory Agreement and the Esposito Agreement may be terminated with respect to the Fund without penalty (i) by vote of a majority of the Board, or by vote of a majority of the outstanding voting securities of the Fund, in each case upon sixty (60) days’ written notice to the Sub-Adviser; or (ii) by the Sub-Adviser upon sixty (60) days’ written notice to the Adviser and the Trust. The Proposed Sub-Advisory Agreement states that it may be terminated by the Adviser immediately upon notice to Penserra; the Esposito Agreement required sixty (60) days’ written notice to the Sub-Adviser.

Sub-Advisory Services. Each of the Esposito Agreement and the Proposed Sub-Advisory Agreement require that the respective Sub-Adviser manage all of the securities and other assets of the Fund, including the purchase, retention and disposition of Fund assets, in accordance with the Fund’s investment objective, guidelines, policies and restrictions, subject to the supervision of the Adviser and the Board. Under each sub-advisory agreement, the Sub-Adviser determines the Fund assets to be purchased or sold by the Fund and places orders with or through broker dealers selected by the Sub-Adviser.

Management Fees. The Proposed Sub-Advisory Agreement has a sub-advisory fee, paid by the Adviser and not by the Fund, based on the Fund’s average daily net assets at the annual rate set forth in the table below. The fees are computed daily and paid monthly. The aggregate amount of sub-advisory fees paid to Esposito by the Adviser for the Fund’s last fiscal period is also set forth in the table below. The sub-advisory fee under the Proposed Sub-Advisory Agreement is different than the sub-advisory fee under the Esposito Agreement. The proposed new sub-advisory fee is listed in the table below, along with the amount a sub-adviser would have received had the proposed fees been in effect, and the percentage difference between the amounts actually received and those which would have been received under the Proposed Sub-Advisory Agreement. Because the sub-advisory fee is paid by the Adviser and not by the Fund, and the terms of the Advisory Agreement will not change as a result of the approval of the Proposed Sub-Advisory Agreement, the sub-advisory fee under the Proposed Sub-Advisory Agreement would not impact the overall investment advisory fees paid by the Fund.

(i) Sub-Advisory Fee Rate under the Old Sub-Advisory Agreement	(ii) Aggregate Amount of Sub-Advisory Fees Paid to the Sub-Adviser by the Adviser	(iii) Sub-Advisory Fee Rate under the Proposed Sub-Advisory Agreement	(iv) Aggregate Amount of Sub-Advisory Fees That Would Have Been Paid to the Sub-Adviser by the Adviser under the Proposed Sub-Advisory Agreement	(v) Difference between (ii) and (iv) as a percentage of (ii)
The greater of 5 bps or $15,000 annual minimum	$15,000	The greater of 5 bps or $20,000 annual minimum	$20,000	33.33%

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Brokerage Policies. Each of the Esposito Agreement and the Proposed Sub-Advisory Agreement authorize the Fund’s Sub-Adviser to select the brokers or dealers that will execute the purchases and sales of securities of the Fund and direct the Sub-Adviser to seek for the Fund the most favorable execution and net price available under the circumstances. The Sub-Adviser may cause the Fund to pay a broker a commission in excess of that which another broker might have charged for effecting the same transaction, in recognition of the value of the brokerage and research services provided by the broker to the Sub-Adviser.

Payment of Expenses. The Proposed Sub-Advisory Agreement provides that the Penserra will pay all of the costs and expenses incurred by it in connection with the sub-advisory services provided for the Fund. The Adviser will not be responsible for the Sub-Adviser’s extraordinary expenses incurred in performing its services. Under the Esposito Agreement, the Sub-Adviser agreed to provide, at its own expense, the office space furnishings and equipment and the personnel required to perform the services described in the Agreement. Additionally, under the Esposito Agreement, the Adviser would be responsible for the extraordinary expenses incurred by the Sub-Adviser in performing the services under the Agreement.

Other Provisions. As was the case under the Esposito Agreement, the Proposed Sub-Advisory Agreement provides that the Sub-Adviser will not be liable for any loss arising out of any portfolio investment or disposition under the Agreement, except a loss resulting from willful misfeasance, bad faith or gross negligence by the Sub-Adviser in the performance of its duties, or by reason of reckless disregard of its obligations and duties under the Agreement. Under neither Agreement would the Sub-Adviser be liable for special, consequential or punitive damages.

Additionally, the Proposed Sub-Advisory Agreement provides that Penserra shall indemnify the Adviser, the Trust and the Fund, and their respective affiliates and controlling persons (the “Indemnified Persons”) for any liability and expenses, including reasonable attorney’s fees, that such person may sustain as a result of Penserra’s breach of the Agreement or its representations and warranties thereunder or as a result of Penserra’s willful misfeasance, bad faith, gross negligence or reckless disregard of its duties under the Agreement or violation of applicable law. However, the Indemnified Persons would not be indemnified for any liability or expenses that may be sustained as a result of the Adviser’s willful misfeasance, bad faith, gross negligence, or reckless disregard of its duties. The Esposito Agreement did not provide for such indemnity by the Sub-Adviser.

Each of the Esposito Agreement and Proposed Sub-Advisory Agreement provide that the Adviser shall indemnify the Sub-Adviser for any liability and expenses, including reasonable attorney’s fees, arising from breach of the Agreement or its representations and warranties thereunder or as a result of the Adviser’s willful misfeasance, bad faith, gross negligence or reckless disregard of its duties under the Agreement or violation of applicable law. Under the Proposed Sub-Advisory Agreement, the Adviser’s obligation shall be reduced to the extent that the liability or expense experienced by the Sub-Adviser is sustained as a result of the Sub-Adviser’s willful misfeasance, bad faith, gross negligence, or reckless disregard of its duties under the Agreement. Under the Esposito Agreement, the Adviser’s obligation would be reduced to the extent that the liability or expenses resulted from the Sub-Adviser’s gross negligence or willful misconduct only.

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INFORMATION ABOUT ETF MANAGERS

ETF Managers is registered as an investment adviser under the Investment Advisers Act of 1940, as amended. ETF Managers is a wholly owned subsidiary of Exchange Traded Managers Group, LLC and serves as the investment adviser for the Trust, in which capacity it manages the investment operations and performs, or arranges for the performance of, the day-to-day management of the series of the Trust. ETF Managers is located at 30 Maple Street, 2nd Floor, Summit, New Jersey 07901. As of [______________], 2016, ETF Managers had approximately $[________] in assets under management.

The following persons serve as the principal executive officers of ETF Managers at the address for ETF Managers listed above:

Name	Position
Samuel Masucci, III	Chief Executive Officer
Bernard Karol	President
David Weissman	Chief Operating Officer, Chief Compliance Officer

INFORMATION ABOUT PENSERRA

Penserra is located at 140 Broadway, 26th Floor, New York, New York 10005. Penserra is registered as an investment adviser under the Investment Advisers Act of 1940, as amended. Penserra is an investment advisory firm, formed in July 2009, specializing in transition management, where Penserra helps institutional firms restructure portfolios of securities, and ETF sub-advisory services.

Portfolio Manager. Dustin Lewellyn, CFA, Managing Director of Penserra, would serve as portfolio manager to the Fund under the Proposed Sub-Advisory Agreement. Mr. Lewellyn currently serves as the portfolio manager to the Fund under the Interim Sub-Advisory Agreement, and upon shareholder approval of the Proposed Sub-Advisory Agreement, Mr. Lewellyn will continue to have primary responsibility for the day to day management of the Fund. Mr. Lewellyn has been a Managing Director with Penserra since 2012 and is President and Founder of Golden Gate Investment Consulting LLC, a firm he started in 2011. Prior to that, Mr. Lewellyn was a managing director at Charles Schwab Investment Management, Inc. (“CSIM”), which he joined in 2009, and head of portfolio management for Schwab ETFs. Prior to joining CSIM, he worked for two years as director of ETF product management and development at a major financial institution focused on asset and wealth management. Prior to that, he was a portfolio manager for institutional clients at a financial services firm for three years. In addition, he held roles in portfolio operations and product management at a large asset management firm for more than 6 years.

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The following persons serve as the principal executive officers of Penserra at the address for the Penserra listed above:

Name	Position
George Madrigal	Chief Executive Officer
Anthony Castelli	Chief Compliance Officer
Dustin Lewellyn	Chief Investment Officer and Managing Director

Messrs. Madrigal and Lewellyn each owns 25% or more of the equity interests in Penserra.

Additional Information about the Trust and Penserra. No Trustee or executive officer of the Trust holds any position with Penserra.

Affiliated Broker. Penserra has an affiliated broker-dealer, Penserra Securities LLC. Penserra Securities LLC is wholly-owned by Penserra Financial Ventures LLC, which owns 10% of the equity interests in Penserra.

Penserra serves as investment adviser to the following registered funds that have a similar investment objective to the Fund. The basis point component of each sub-advisory fee is based on each fund’s average daily net assets at the annual rate set forth in the table below. The other funds’ investment objectives are similar to the Fund in that each fund’s investment objective is to seek to track, before fees and expenses, the performance of an underlying index, which is also listed below.

Name	Total Assets Under Management as of December 31, 2015	Advisory Fee	Underlying Index
[______]	$[____________]	[__] bps	[______]
[______]	$[____________]	[__] bps	[______]
[______]	$[____________]	[__] bps	[______]

[Penserra has not waived or reduced its fees under the applicable contract for the above named funds.]

III. Basis for the Board’s Recommendation

The Board believes that the terms and conditions of the Proposed Sub-Advisory Agreement are fair to, and in the best interests of, the Fund and its shareholders. The Board believes that, upon the Fund’s shareholder approval of Proposal 1, Penserra will continue providing at least the same level of service as Esposito provided under the Esposito Agreement and Penserra currently provides to the Fund under the Interim Sub-Advisory Agreement. The Board was presented with information demonstrating that the Proposed Sub-Advisory Agreement would enable Fund shareholders to continue to obtain quality services at a cost that was fair and reasonable.

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In considering the Proposed Sub-Advisory Agreement, the Board took into consideration not only information provided to it in connection with the May 24, 2016 meeting, but also information that Penserra had provided the Board, both orally and in written form, at its meetings throughout the prior year in connection with its approval of Penserra as the investment sub-adviser with respect to the other series of the Trust.  The information related to (i) the nature, extent and quality of the services to be provided by Penserra; (ii) the historical performance of the Funds; (iii) Penserra’s expected cost and profits realized from providing such services, including any fall-out benefits enjoyed by Penserra or its affiliates; (iv) comparative fee data; and (v) other factors the Board deemed to be relevant.  At the May 24, 2016 Board meeting, Penserra provided material changes to the information that it had provided to the Board at prior meetings.

Nature, Extent and Quality of Services Provided. The Board considered Penserra’s specific responsibilities in all aspects of day-to-day management of the Funds, including the qualifications, experience and responsibilities of the portfolio managers. The Board considered the history and experience Penserra has as an investment adviser, as well as the experience of its personnel in managing ETFs, including the other series of the Trust. The Trustees noted their satisfaction with the nature, extent and quality of services provided by Penserra with respect to all other series of the Trust. The Board also noted that the services to be provided under the Proposed Sub-Advisory Agreement were identical in all material respects to those services provided under the Esposito Agreement.

In considering the nature, extent and quality of the services to be provided by Penserra, the Board considered its familiarity with Penserra’s services as investment sub-adviser to the remaining series of the Trust, other than the Fund. The Board noted that it had received a copy of Penserra’s registration form (“Form ADV”), as well as the response of Penserra to a detailed series of questions which included, among other things, information about the background and experience of the firm’s management and staff. After discussion, the Independent Trustees concluded that the overall quality of Penserra’s personnel, operations, financial condition, and investment advisory capabilities is appropriate to perform its duties under the Proposed Sub-Advisory Agreement and that the nature, overall quality, cost and extent of such services was expected to be satisfactory.

Historical Performance. The Board noted that Penserra had not previously managed the Fund.  The Board noted that it has received regular reports with respect to Penserra’s management of the other series of the Trust. The Board noted that the index-based investment objective of such funds made analysis of investment performance, in absolute terms, less of a priority than that which normally attaches to the performance of actively managed funds. Instead, the Board focused on the extent to which the other funds achieved their investment objectives as passively managed funds. In that regard, the Board considered the information it had previously received regarding the funds’ index tracking and tracking error, noting that they satisfactorily tracked their underlying indexes.

Costs of Services Provided and Economies of Scale. The Board reviewed the sub-advisory fees to be paid by the Adviser to Penserra for its services to the Fund under the Proposed Sub-Advisory Agreement. The Board noted that, like the Esposito Agreement, the sub-advisory fees under the Proposed Sub-Advisory Agreement had two components: 1) a basis point

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fee based on assets under management and 2) a minimum annual fee.  The Board noted that the basis point fees were the same as the basis point fees under the Esposito Agreement, but that the minimum annual fee was higher. The Board considered, however, that the fees to be paid to Penserra would be paid by the Adviser, not by the Fund, and noted that the fee reflected an arms-length negotiation between the Adviser and Penserra. The Board considered the information provided by Penserra regarding its standard fee schedule for applicable strategies, and observed that the proposed fees to be paid to Penserra for its sub-advisory services are favorable compared to such fees. The Board further determined that the fees reflected an appropriate allocation of the advisory fee paid to the Adviser given the work performed by each firm. The Board concluded that the proposed sub-advisory fee was reasonable.

The Board considered the costs and expenses incurred by Penserra in providing sub-advisory services, evaluated the compensation and benefits expected to be received by Penserra from its relationship with the Fund, and performed a profitability analysis with respect to the Fund. The Board noted that the fees under the Proposed Sub-Advisory Agreement would be paid by the Adviser out of the advisory fees that it receives under the Advisory Agreement. For these reasons, the Board did not consider the potential economies of scale in Penserra’s management of the Fund to be a material factor in its consideration. The Board concluded for the Fund that the sub-advisory fees appeared reasonable in light of the services rendered.

Conclusion. No single factor was determinative of the Board’s decision to approve the Proposed Sub-Advisory Agreement on behalf of the Fund; rather, the Board based its determination on the total mix of information available to it. Based on a consideration of all the factors in their totality, the Board, including a majority of the Independent Trustees, determined that the Proposed Sub-Advisory Agreement, including the compensation payable under the agreement, was fair and reasonable to the Fund. The Board, including a majority of the Independent Trustees, therefore determined that the approval of the Proposed Sub-Advisory Agreement was in the best interests of the Fund and its shareholders.

IV. Required Vote

Approval of the Sub-Advisory Agreement with respect to the Fund requires the affirmative vote of a “majority of the outstanding voting securities” of the Fund. Under the 1940 Act, a “majority of the outstanding voting securities” means the affirmative vote of the lesser of (a) 67% or more of the shares of the Fund present at the Meeting or represented by proxy if the holders of more than 50% of the outstanding shares are present at the Meeting or represented by proxy, or (b) more than 50% of the outstanding shares. If the Sub-Advisory Agreement is approved by the Fund’s shareholders, it is expected to become effective on the date of the Meeting. If Fund shareholders do not approve the Proposed Sub-Advisory Agreement, Penserra will cease to provide investment sub-advisory services to the Fund upon the expiration of the Interim Sub-Advisory Agreement. In that event, the Board will consider alternatives for the Fund, including closing and liquidating the Fund.

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PROPOSAL 2: APPROVAL OF A PROPOSAL TO PERMIT THE ADVISER

TO RELY ON AN EXEMPTIVE ORDER

TO HIRE AND REPLACE SUB-ADVISERS OR TO MODIFY

SUB-ADVISORY AGREEMENTS WITHOUT SHAREHOLDER APPROVAL

I. Description of Exemptive Relief

One of the duties of an investment adviser is to recommend to a board of trustees, if conditions warrant, a sub-adviser’s hiring, termination or replacement, or the reallocation of assets managed amongst sub-advisers, if the adviser deems it appropriate to achieve the overall objectives of a fund. The Trust proposes that the Adviser, with the approval of the Board of Trustees, be permitted, under certain conditions, to enter into or modify sub-advisory agreements on behalf of the Fund without obtaining the prior approval of a majority of the outstanding voting securities of the fund, as is otherwise required by Section 15 of the 1940 Act.

The Adviser has applied for an exemptive order (“Proposed Order”) from the Securities and Exchange Commission (“SEC”) that, subject to certain conditions, would permit the Adviser, and any entity controlling, controlled by or under common control with the Adviser that serves as investment adviser to the Fund, with the approval of the Trustees, to engage or retain sub-advisers, subsequently change the sub-advisers, or continue the employment of existing sub-advisers, after events that under the 1940 Act and the relevant sub-advisory agreements would otherwise cause an automatic termination of the sub-advisory agreements, without submitting the sub-advisory agreements or material amendments to those agreements to a vote of the shareholders. The Proposed Order would apply to the hiring and termination of unaffiliated sub-advisers and sub-advisers that are (1) indirect or direct “wholly owned subsidiaries” (as such term is defined in Section 2(a)(43) of the 1940 Act) of the Adviser, or (2) sister companies of the Adviser that are indirect or direct wholly-owned subsidiaries of the same company that, indirectly or directly, wholly-owns the Adviser.

There is no guarantee that the SEC will grant the Proposed Order. By approving this Proposal, prospectively, shareholders are approving the operation by the Fund in a manager-of-managers structure under any such terms or conditions necessary to satisfy the conditions of any relief provided by the SEC, including potential future relief that may apply to any affiliated sub-adviser.

Before this relief can be utilized by the Fund, the Fund’s shareholders must approve the applicability of the relief to the Fund. If the Fund’s shareholders approve the proposal to allow the Adviser to utilize this relief for the Fund, the Fund and the Adviser will have the right to hire or replace sub-advisers without shareholder approval, including, without limitation, the replacement or reinstatement of any sub-adviser with respect to which a sub-advisory agreement has automatically terminated as a result of an assignment. The Adviser will continue to have the ultimate responsibility to oversee the sub-advisers and recommend their hiring, termination, and replacement.

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Even if the Fund’s shareholders approve this arrangement, any new sub-adviser(s) engaged or terminated or any change in a sub-advisory agreement will still require the approval of the Board, including a majority of the Independent Trustees. Additionally, under the 1940 Act, the Fund’s Board, including a majority of the Independent Trustees, will be required to review and consider any sub-advisory agreement for renewal annually, following an initial two year period. Prior to entering into, renewing or amending a sub-advisory agreement, the Adviser and the relevant sub-adviser will have a legal duty to provide the Board with information on factors pertinent to the Board’s decision regarding those advisory arrangements. The Trust believes that this review provides adequate shareholder protection in the selection of sub-adviser(s). The Adviser would notify fund shareholders in the event of any change in the identity of a sub-adviser of the Fund. Shareholders of the Fund will also continue to have the right to terminate such sub-advisory agreements for the Fund at any time by a vote of a majority of the outstanding voting securities of the Fund.

The Board has concluded that, by approving the proposal, shareholders will afford the Fund the opportunity to forego the costly expense of, and unnecessary delays associated with, proxy solicitations due to necessary sub-adviser changes. The Board considered the potential cost savings to the Fund under the proposal, and determined that shareholders should benefit from approving the proposal.

II. Required Vote

Approval of this proposal requires approval by a majority of the votes cast. If the Fund’s shareholders do not approve this proposal, the terms and conditions of the exemptive relief described above will not be applicable to the Fund, and it would continue to require shareholder approval to hire, terminate or replace any sub-adviser of the Fund.

SHARE OWNERSHIP INFORMATION

Although the Fund does not have information concerning the beneficial ownership of shares held in the names of Depository Trust Company (“DTC”) participants, as of [________], 2016, the name and percentage ownership of each DTC participant that owned of record 5% or more of the outstanding shares of the Fund is set forth in the table below:

Fund/Class	Shareholder	Shares	Percent

[To the knowledge of the Trust’s management, as of the Record Date, none of the officers or Trustees of the Trust held any beneficial ownership of the Fund’s outstanding shares.]

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OTHER BUSINESS

The Board of Trustees knows of no other business to be brought before the Meeting. If other business should properly come before the meeting, the proxy holders will vote thereupon in their discretion.

Shareholder Proposals. The Agreement and Declaration of Trust of the Trust and the By-laws of the Trust do not provide for annual meetings of shareholders, and the Trust does not currently intend to hold such meetings in the future. Shareholder proposals for inclusion in a proxy statement for any subsequent meeting of the Trust’s shareholders must be received by the Trust a reasonable period of time prior to any such meeting.

Householding. If possible, depending on shareholder registration and address information, and unless you have otherwise opted out, only one copy of this Proxy Statement will be sent to shareholders at the same address. However, each shareholder will receive separate proxy cards. If you would like to receive a separate copy of the Proxy Statement, please call [1-877-756-7873]. If you currently receive multiple copies of Proxy Statements or shareholder reports and would like to request to receive a single copy of documents in the future, please call [1-877-756-7873] or write to [U.S. Bancorp Fund Services, LLC at 615 East Michigan Street, Milwaukee, Wisconsin 53202].

PLEASE VOTE BY LOGGING ON AT THE INTERNET ADDRESS PROVIDED ON YOUR PROXY CARD OR BY TELEPHONE BY CALLING THE TOLL-FREE NUMBER LOCATED ON YOUR PROXY CARD OR BY COMPLETING THE ENCLOSED PROXY CARD(S) AND RETURNING THE CARD(S) BY [____________], 2016 IN THE ENCLOSED SELF-ADDRESSED, POSTAGE-PAID ENVELOPE.

By order of the Board of Trustees

/s/ Samuel Masucci, III______

Name: Samuel Masucci, III

Title: Secretary

FactorShares Trust

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EXHIBIT A

FORM OF

AMENDED AND RESTATED

SUB-ADVISORY AGREEMENT

Form of Amended and Restated Sub-Advisory Agreement (this “Agreement”) entered into as of the [__] day of [____], 2016, by and between ETF Managers Group LLC, a Delaware limited liability company with its principal place of business at 30 Maple Street #2, Summit, New Jersey 07901 (the “Adviser”), and Penserra Capital Management LLC, a registered investment advisor organized under the laws of the State of New York (the “Sub-Adviser”).

WHEREAS, FactorShares Trust, a Delaware statutory trust (the “Trust”), is an open-end management investment company, registered as such under the Investment Company Act of 1940 (the “1940 Act”);

WHEREAS, the Adviser is registered as an investment adviser under the Investment Advisers Act of 1940 (the “Advisers Act”);

WHEREAS, the Adviser has entered into an Investment Advisory Agreement dated April 17, 2014, as amended, with FactorShares Trust (the “Trust”) (referred to herein as the “Advisory Agreement”), relating to the provision of portfolio management services to each series listed on Schedule A hereto;

WHEREAS, the Advisory Agreement provides that the Adviser may delegate any or all of its portfolio management responsibilities under the Advisory Agreement to one or more sub-advisers; and

WHEREAS, the Adviser and the Trustees of the Trust desire to retain the Sub-Adviser to render portfolio management services to the Fund in the manner and on the terms set forth in this Agreement, and the Sub-Adviser is willing to provide such services.

NOW, THEREFORE, in consideration of the premises and mutual covenants hereinafter set forth, the parties hereto agree as follows:

1. Appointment and Acceptance of Appointment. The Adviser hereby appoints the Sub-Adviser to act as an investment adviser to the Fund for the periods and on the terms herein set forth. The Sub-Adviser accepts such appointment and agrees to render the services herein set forth, for the compensation herein provided.

2. Sub-Advisory Services.

(a) The Sub-Adviser shall, subject to the supervision and oversight of the Adviser, manage the investment and reinvestment of such portion of the assets of the Fund, as the Adviser may from time to time allocate to the Sub-Adviser for management (the “Sub-Advised Assets”). The Sub-Adviser shall manage the Sub-Advised Assets in conformity with (i) the investment

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objective, policies and restrictions of the Fund set forth in the Trust’s prospectus and statement of additional information relating to the Fund, as they may be amended from time to time, any additional policies or guidelines, including without limitation compliance policies and procedures, established by the Adviser, the Trust’s Chief Compliance Officer, or by the Trust’s Board of Trustees (“Board”) that have been furnished in writing to the Sub-Adviser, (ii) the written instructions and directions received from the Adviser and the Trust as delivered; and (iii) the requirements of the Investment Company Act of 1940 (the “1940 Act”), the Investment Advisers Act of 1940 (“Advisers Act”), and all other federal and state laws applicable to registered investment companies and the Sub-Adviser’s duties under this Agreement, all as may be in effect from time to time. The foregoing are referred to below together as the “Policies.”

For purposes of compliance with the Policies, the Sub-Adviser shall be entitled to treat the Sub-Advised Assets as though the Sub-Advised Assets constituted the entire Fund, and the Sub-Adviser shall not be responsible in any way for the compliance of any assets of the Fund, other than the Sub-Advised Assets, with the Policies. Subject to the foregoing, the Sub-Adviser is authorized, in its discretion and without prior consultation with the Adviser, to buy, sell, lend and otherwise trade in any stocks, bonds and other securities and investment instruments on behalf of the Fund, without regard to the length of time the securities have been held and the resulting rate of portfolio turnover or any tax considerations; and the majority or the whole of the Sub-Advised Assets may be invested in such proportions of stocks, bonds, other securities or investment instruments, or cash, as the Sub-Adviser shall determine. Notwithstanding the foregoing provisions of this Section 2(a), however, (i) the Sub-Adviser shall, upon and in accordance with written instructions from the Adviser, effect such portfolio transactions for the Sub-Advised Assets as the Adviser shall determine are necessary in order for the Fund to comply with the Policies, and (ii) upon notice to the Sub-Adviser, the Adviser may effect in-kind redemptions with shareholders of the Fund with securities included within the Sub-Advised Assets.

(b) Absent instructions from the Adviser or the officers of the Trust to the contrary, the Sub-Adviser shall place orders pursuant to its determinations either directly with the issuer or with any broker and/or dealer or other person who deals in the securities in which the Fund is trading. With respect to common and preferred stocks, in executing portfolio transactions and selecting brokers or dealers, the Sub-Adviser shall use its best judgment to obtain the best overall terms available. In assessing the best overall terms available for any transaction, the Sub-Adviser shall consider all factors it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, both for the specific transaction and on a continuing basis. In evaluating the best overall terms available and in selecting the broker or dealer to execute a particular transaction, the Sub-Adviser may also consider the brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934) provided to the Fund and/or other account over which the Sub-Adviser and/or an affiliate of the Sub-Adviser exercises investment discretion. With respect to securities other than common and preferred stocks, in placing orders with brokers, dealers or other persons, the Sub-Adviser shall attempt to obtain the best net price and execution of its orders, provided that to the extent the execution and price available from more than one broker, dealer or other such person are believed to be comparable, the Sub-Adviser may, at its discretion but subject to applicable law, select the executing broker, dealer or such other person on the basis of the Sub-Adviser’s

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opinion of the reliability and quality of such broker, dealer or such other person; broker or dealers selected by the Sub-Adviser for the purchase and sale of securities or other investment instruments for the Sub-Advised Assets may include brokers or dealers affiliated with the Sub-Adviser, provided such orders comply with Rules 17e-1 and 10f-3 under the 1940 Act and the Trust’s Rule 17e-1 and Rule 10f-3 Procedures, respectively, in all respects, or any other applicable exemptive rules or orders applicable to the Sub-Adviser. Notwithstanding the foregoing, the Sub-Adviser will not effect any transaction with a broker or dealer that is an “affiliated person” (as defined under the 1940 Act) of the Sub-Adviser or the Adviser without the prior approval of the Adviser. The Adviser shall provide the Sub-Adviser with a list of brokers or dealers that are affiliated persons of the Adviser.

(c) The Sub-Adviser acknowledges that the Adviser and the Trust may rely on Rules 17a-7, 17a-10, 10f-3 and 17e-1 under the 1940 Act, and the Sub-Adviser hereby agrees that it shall not consult with any other investment adviser to the Trust with respect to transactions in securities for the Sub-Advised Assets or any other transactions in the Trust’s assets, other than for the purposes of complying with the conditions of paragraphs (a) and (b) of Rule 12d3-1 under the 1940 Act.

(d) The Sub-Adviser has provided the Adviser with a true and complete copy of its compliance policies and procedures for compliance with “federal securities laws” (as such term is defined under Rule 38a-1 of the 1940 Act) and Rule 206(4)-7 of the Advisers Act (the “Sub-Adviser Compliance Policies”). The Sub-Adviser’s chief compliance officer (“Sub-Adviser CCO”) shall provide to the Trust’s Chief Compliance Officer (“Trust CCO”) or his or her delegate promptly (and in no event more than 10 business days) the following:

(i) a report of any material changes to the Sub-Adviser Compliance Policies;

(ii) a report of any “material compliance matters,” as defined by Rule 38a-1 under the 1940 Act, that have occurred in connection with the Sub-Adviser Compliance Policies;

(iii) a copy of the Sub-Adviser CCO’s report with respect to the annual review of the Sub-Adviser Compliance Policies pursuant to Rule 206(4)-7 under the Advisers Act; and

(iv) an annual (or more frequently as the Trust CCO may request) certification regarding the Sub-Adviser’s compliance with Rule 206(4)-7 under the Advisers Act and Section 38a-1 of the 1940 Act as well as the foregoing sub-paragraphs (i) – (iii).

(e) The Sub-Adviser may, on occasions when it deems the purchase or sale of a security to be in the best interests of the Fund as well as other fiduciary or agency accounts managed by the Sub-Adviser, aggregate, to the extent permitted by applicable laws and regulations, the securities to be sold or purchased in order to obtain the best overall terms available and execution with respect to common and preferred stocks and the best net price and execution with respect to other securities. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Sub-Adviser in the manner it considers to be most fair and equitable over time to the Fund and to its other accounts.

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(f) The Sub-Adviser, in connection with its rights and duties with respect to the Fund and the Trust shall use the care, skill, prudence and diligence under the circumstances then prevailing that a prudent person acting in a like capacity and familiar with such matters would use in the conduct of an enterprise of a like character and with like aims.

(g) The services of the Sub-Adviser hereunder are not deemed exclusive and the Sub-Adviser shall be free to render similar services to others (including other investment companies) so long as its services under this Agreement are not impaired thereby. The Sub-Adviser will waive enforcement of any non-compete agreement or other agreement or arrangement to which it is currently a party that restricts, limits, or otherwise interferes with the ability of the Adviser to employ or engage any person or entity to provide investment advisory or other services and will transmit to any person or entity notice of such waiver as may be required to give effect to this provision; and the Sub-Adviser will not become a party to any non-compete agreement or any other agreement, arrangement, or understanding that would restrict, limit, or otherwise interfere with the ability of the Adviser and the Trust or any of their affiliates to employ or engage any person or organization, now or in the future, to manage the Fund or any other assets managed by the Adviser.

(h) The Sub-Adviser shall furnish the Adviser reports concerning portfolio transactions and performance of the Sub-Advised Assets as the Adviser may reasonably determine in such form as may be mutually agreed upon, and agrees to review the Sub-Advised Assets with the Adviser and discuss the management of them. The Sub-Adviser shall promptly respond to requests by the Adviser and the Trust CCO or their delegates for copies of the pertinent books and records maintained by the Sub-Adviser relating directly to the Fund. The Sub-Adviser shall also provide the Adviser with such other information and reports, including information and reports related to compliance matters, as may reasonably be requested by it from time to time, including without limitation all material requested by or required to be delivered to the Board.

(i) Unless otherwise instructed by the Adviser, the Sub-Adviser shall not have the power, discretion or responsibility to vote any proxies in connection with securities in which the Sub-Advised Assets may be invested, and the Adviser shall retain such responsibility.

(j) The Sub-Adviser shall cooperate promptly and fully with the Adviser and/or the Trust in responding to any regulatory or compliance examinations or inspections (including any information requests) relating to the Trust, the Fund or the Adviser brought by any governmental or regulatory authorities. The Sub-Adviser shall provide the Trust CCO or his or her delegate with notice within a reasonable period of any deficiencies or other issues identified by the United States Securities and Exchange Commission (“SEC”) in an examination or otherwise that relate to or that may affect the Sub-Adviser’s responsibilities with respect to the Fund.

(k) The Sub-Adviser shall be responsible for the preparation and filing of Schedule 13G and Form 13F on behalf of the Sub-Advised Assets. The Sub-Adviser shall not be responsible for the preparation or filing of any other reports required on behalf of the Sub-Advised Assets, except as may be expressly agreed to in writing.

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(l) The Sub-Adviser shall maintain separate detailed records of all matters pertaining to the Sub-Advised Assets, including, without limitation, brokerage and other records of all securities transactions. Any records required to be maintained and preserved pursuant to the provisions of Rule 31a-1 and Rule 31a-2 promulgated under the 1940 Act that are prepared or maintained by the Sub-Adviser on behalf of the Trust are the property of the Trust and will be surrendered promptly to the Trust upon request. The Sub-Adviser further agrees to preserve for the periods prescribed in Rule 31a-2 under the 1940 Act the records required to be maintained under Rule 31a-1 under the 1940 Act.

(m) The Sub-Adviser shall promptly notify the Adviser of any financial condition that is likely to impair the Sub-Adviser’s ability to fulfill its commitments under this Agreement.

3. Representations and Warranties of the Parties.

(a) The Sub-Adviser represents and warrants to the Adviser as follows:

(i) The Sub-Adviser is a registered investment adviser under the Advisers Act;

(ii) The Form ADV that the Sub-Adviser has previously provided to the Adviser is a true and complete copy of the form as currently filed with the SEC, and the information contained therein is accurate and complete in all material respects and does not omit to state any material fact necessary in order to make the statements made, in light of the circumstances under which they are made, not misleading. The Sub-Adviser will promptly provide the Adviser and the Trust with a complete copy of all subsequent amendments to its Form ADV;

(iii) The Sub-Adviser agrees to maintain an appropriate level of errors and omissions or professional liability insurance coverage; and

(iv) This Agreement has been duly authorized and executed by the Sub-Adviser.

(b) The Adviser represents and warrants to the Sub-Adviser as follows:

(i) The Adviser is registered under the Advisers Act; and

(ii) The Adviser and the Trust has duly authorized the execution of this Agreement by the Adviser.

4. Obligations of the Adviser.

(a) The Adviser shall provide (or cause the Fund’s Custodian (as defined in Section 5 hereof, the Fund’s accountant and the Fund’s distributor) to provide) timely information to the Sub-Adviser regarding such matters as the composition of the Sub-Advised Assets, cash requirements and cash available for investment in the Sub-Advised Assets, and all other information as may be reasonably necessary for the Sub-Adviser to perform its responsibilities hereunder.

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(b) The Adviser has furnished the Sub-Adviser with a copy of the prospectus and statement of additional information of the Fund and it agrees during the continuance of this Agreement to furnish the Sub-Adviser copies of any revisions or supplements thereto at, or, if practicable, before the time the revisions or supplements become effective. The Adviser agrees to furnish the Sub-Adviser with copies of any financial statements or reports made by the Fund to its shareholders, and any further materials or information that the Sub-Adviser may reasonably request to enable it to perform its functions under this Agreement.

5. Custodian. The Adviser shall provide the Sub-Adviser with a copy of the Fund’s agreement with the custodian designated to hold the assets of the Fund (the “Custodian”) and any material modifications thereto (the “Custody Agreement”) that may affect the Sub-Adviser’s duties, copies of such modifications to be provided to the Sub-Adviser reasonably in advance of the effectiveness of such modifications. The Sub-Advised Assets shall be maintained in the custody of the Custodian identified in, and in accordance with the terms and conditions of, the Custody Agreement (or any sub-custodian properly appointed as provided in the Custody Agreement). The Sub-Adviser shall have no liability for the acts or omissions of the Custodian, unless such act or omission is taken solely in reliance upon instruction given to the Custodian by a representative of the Sub-Adviser properly authorized to give such instruction under the Custody Agreement. Any assets added to the Fund shall be delivered directly to the Custodian.

6. Use of Name. During the term of this Agreement, the Adviser shall have permission to use the Sub-Adviser’s name in the offering and marketing of the Fund, and agree to furnish the Sub-Adviser, for its prior approval at its principal office all prospectuses, brochures, advertisements, promotional materials, web-based information, proxy statements shareholder reports and other similar informational materials that are to be made available to shareholders of the Fund or to the public and that refer to the Sub-Adviser in any way. The Sub-Adviser agrees that the Adviser may request that the Sub-Adviser approve use of a certain type, and that the Adviser need not provide for approval each additional piece of marketing material that is of substantially the same type.

During the term of this Agreement, the Sub-Adviser shall not use the Adviser’s name or the Trust’s name without the prior consent of the Adviser.

7. Expenses. During the Term of this Agreement, the Sub-Adviser will pay all expenses incurred by it in connection with the performance of its duties under paragraph 2 hereof other than the cost (including taxes, brokerage commissions and other transaction costs, if any) of the securities or other investment instruments purchased or sold for the Fund.

8. Compensation of the Sub-Adviser. As full compensation for all services rendered, facilities furnished and expenses borne by the Sub-Adviser hereunder, the Sub-Adviser shall be paid the fees in the amounts and in the manner set forth in Schedule B hereto.

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9. Independent Contractor Status. The Sub-Adviser shall for all purposes hereof be deemed to be an independent contractor and shall, unless otherwise provided or authorized, have no authority to act for or represent the Trust or the Adviser in any way or otherwise be deemed an agent of the Fund or the Adviser.

10. Liability and Indemnification.

(a) Liability. The duties of the Sub-Adviser shall be confined to those expressly set forth herein with respect to the Sub-Advised Assets. The Sub-Adviser shall not be liable for any loss arising out of any portfolio investment or disposition hereunder, except a loss directly resulting from willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of reckless disregard of its obligations and duties hereunder. The Sub-Adviser shall have no liability for any indirect, incidental, consequential, special, exemplary or punitive damages even if the Sub-Adviser has been advised of the possibility of such damages. Furthermore, under no circumstances shall the Sub-Adviser be liable for any loss arising out of any act or omission taken by another sub-adviser, or any other third party, in respect of any portion of the Trust’s assets not managed by the Sub-Adviser pursuant to this Agreement. Notwithstanding the foregoing, nothing herein shall be deemed to relieve the Sub-Adviser of any liability it would otherwise have under applicable federal securities laws.

(b) Indemnification.

(i) The Sub-Adviser shall indemnify the Adviser, the Trust and the Fund, and their respective affiliates and controlling persons (the “Adviser Indemnified Persons”) for any liability and expenses, including reasonable attorneys’ fees, which the Adviser, the Trust or the Fund and their respective affiliates and controlling persons may sustain as a result of the Sub-Adviser’s breach of this Agreement or its representations and warranties herein or as a result of the Sub-Adviser’s willful misfeasance, bad faith, gross negligence, or reckless disregard of its duties hereunder or violation of applicable law; provided, however, that the Adviser Indemnified Persons shall not be indemnified for any liability or expenses that may be sustained as a result of the either of the Adviser’s willful misfeasance, bad faith, gross negligence, or reckless disregard of its duties hereunder.

(ii) The Adviser shall indemnify the Sub-Adviser, its affiliates and its controlling persons (the “Sub-Adviser Indemnified Persons”) for any liability and expenses, including reasonable attorneys’ fees, arising from, or in connection with, the Adviser’s breach of this Agreement or its representations and warranties herein or as a result of the Adviser’s willful misfeasance, bad faith, gross negligence, reckless disregard of their duties hereunder or violation of applicable law; provided, however, that the Sub-Adviser Indemnified Persons shall not be indemnified for any liability or expenses that may be sustained as a result of the Sub-Adviser’s willful misfeasance, bad faith, gross negligence, or reckless disregard of its duties hereunder.

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11. Effective Date and Termination. This Agreement shall become effective as of the date of its execution, and:

(a) unless otherwise terminated, this Agreement shall continue in effect with respect to a Fund, for two years from the Effective Date for such Fund, as indicated on Schedule A, and from year to year thereafter so long as such continuance is specifically approved at least annually (i) by the Board or by vote of a majority of the outstanding voting securities of the Fund, and (ii) by vote of a majority of the Trustees of the Trust who are not interested persons of the Trust, either of the Adviser or the Sub-Adviser, cast in person at a meeting called for the purpose of voting on such approval;

(b) this Agreement may at any time be terminated on 60 days’ written notice to the Sub-Adviser either by vote of the Board or by vote of a majority of the outstanding voting securities of the Fund;

(c) this Agreement shall automatically terminate in the event of its assignment or upon the termination of the Advisory Agreement; and

(d) this Agreement may be terminated by the Sub-Adviser on 60 days’ written notice to the Adviser and the Trust, or by the Adviser immediately upon notice to the Sub-Adviser.

(e) Termination of this Agreement pursuant to this Section 11 shall be without the payment of any penalty.

12. Amendment. This Agreement may be amended at any time by mutual consent of the Adviser and the Sub-Adviser, provided that, if required by law, such amendment shall also have been approved by vote of a majority of the outstanding voting securities of the Fund and by vote of a majority of the Trustees of the Trust who are not interested persons of the Trust, either of the Adviser, or the Sub-Adviser, cast in person at a meeting called for the purpose of voting on such approval.

13. Assignment. The Sub-Adviser may not assign this Agreement and this Agreement shall automatically terminate in the event of an “assignment,” as such term is defined in Section 2(a)(4) of the 1940 Act. The Sub-Adviser shall notify the Adviser in writing sufficiently in advance of any proposed change of “control,” as defined in Section 2(a)(9) of the 1940 Act, so as to enable the Trust and/or the Adviser to: (a) consider whether an assignment will occur, (b) consider whether to enter into a new Sub-Advisory Agreement with the Sub-Adviser, and (c) prepare, file, and deliver any disclosure document to the Fund’s shareholders as may be required by applicable law.

14. Miscellaneous. The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors (subject to paragraph 11(c) hereof) and, to the extent provided in paragraph 10 hereof, each Sub-Adviser and Adviser Indemnified Person. Anything herein to the contrary notwithstanding, this Agreement shall not be construed to require, or to impose any duty upon, either of the parties to do anything in violation of any applicable laws or regulations. Any provision in this Agreement requiring compliance with any statute or regulation shall mean such statute or regulation as amended and in effect from time to time.

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15. Regulation S-P. In accordance with Regulation S-P, if non-public personal information regarding any party’s customers or consumers is disclosed to the other party in connection with this Agreement, the other party receiving such information will not disclose or use that information other than as necessary to carry out the purposes of this Agreement.

16. Confidentiality. Any information or recommendations supplied by either the Adviser or the Sub-Adviser, that are not otherwise in the public domain or previously known to the other party in connection with the performance of its obligations and duties hereunder, including without limitation portfolio holdings of the Trust, financial information or other information relating to a party to this Agreement, are to be regarded as confidential (“Confidential Information”) and held in the strictest confidence. Except as may be required by applicable law or rule or as requested by regulatory authorities having jurisdiction over a party to this Agreement, Confidential Information may be used only by the party to which said information has been communicated and such other persons as that party believes are necessary to carry out the purposes of this Agreement, the Custodian, and such persons as the Adviser may designate in connection with the Sub-Advised Assets.

17. Notices. All notices required to be given pursuant to this Agreement shall be delivered or mailed to the address listed below of each applicable party in person or by registered or certified mail or a private mail or delivery service providing the sender with notice of receipt or such other address as specified in a notice duly given to the other parties. Notice shall be deemed given on the date delivered or mailed in accordance with this paragraph.

For: ETF Managers Group LLC

30 Maple Street #2
Summit, NJ 07901

For: Penserra Capital Management LLC

4 Orinda Way
Suite 100A
Orinda, CA 94563
Attn: Dustin Lewellyn

For: FactorShares Trust

30 Maple Street #2
Summit, NJ 07901

18. Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

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19. Governing Law. This Agreement shall be governed by and interpreted in accordance with the laws of the State of New York, or any applicable provisions of the Investment Company Act. To the extent that the laws of the State of New York, or any of the provisions in this Agreement, conflict with the applicable provisions of the Investment Company Act, the Investment Company Act shall control.

20. Severability and Survival. Should any portion of this Agreement for any reason be held to be void in law or in equity, the Agreement shall be construed, insofar as is possible, as if such portion had never been contained herein. Section 10 shall survive the termination of this Agreement.

ETF Managers Group LLC

By:      ____________________

Name: Samuel Masucci III

Title:   Chief Executive Officer

Penserra Capital Management LLC

By:      ____________________

Name: Dustin Lewellyn

Title:   Chief Investment Officer

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Schedule A

Funds

Fund	Effective Date
PureFunds ISE Junior Silver (Small Cap Miners/Explorers) ETF	[____________]

Schedule B

Sub-advisory Fees

The Advisor, pursuant to Section 8 of this Agreement, agrees to pay the Sub-adviser under the following schedule:

For the services to be rendered by the Sub-adviser as provided in Section 2 of this Agreement, the Adviser shall pay to the Sub-adviser at the end of each month an advisory fee accrued daily and payable monthly based on an annual percentage rate of each Series’ average daily net assets or minimum fee as follows:

Rate
PureFunds ISE Junior Silver (Small Cap Miners/Explorers) ETF	A fee that is the greater of (1) $20,000 per annum or (2) 0.05% per annum of the average daily net asset of the Fund, calculated daily and paid monthly.

In addition, the Adviser shall not be responsible for extraordinary expenses incurred by the Sub-adviser in performing its services hereunder, including, without limitation, expenses incurred with respect to, advice, non-payment of Registrant and reporting. In the event of termination of this Agreement, the fee provided shall be computed on the basis of the period ending on the last business day on which this Agreement is in effect, subject to a pro rata adjustment based on the number of days elapsed in the month as a percentage of the total number of days in such month.

PROXY	PROXY

SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON [__________], 2016

THIS PROXY IS BEING SOLICITED BY THE BOARD OF TRUSTEES. The undersigned shareholder(s) of the PureFunds ISE Junior Silver (Small Cap Miners/Explorers) ETF (the “Fund”), a series of FactorShares Trust (to be known as ETF Managers Trust, effective on or about June 24, 2016), revoking previous proxies, hereby appoints [___________________], or any one of them true and lawful attorneys with power of substitution of each, to vote all shares which the undersigned is entitled to vote, at the Special Meeting of Shareholders of the Fund to be held on [__________], 2016, at the offices of [U.S. Bancorp Fund Services, LLC, 615 East Michigan Street, Milwaukee, Wisconsin 53202], at [______] Eastern Time, and at any adjournment thereof as indicated on the reverse side. In their discretion, the proxy holders named above are authorized to vote upon such other matters as may properly come before the meeting.

Vote via the Internet: [_________________]

Vote via the telephone: [________________]

NOTE: Please sign exactly as your name(s) appear(s) on this card. When signing as attorney, executor, administrator, trustee, guardian or as custodian for a minor, please sign your name and give your full title as such. If signing on behalf of a corporation, please sign the full corporate name and your name and indicated your title. If you are a partner signing for a partnership, please sign the partnership name, your name and indicate your title. Joint owners should each sign these instructions. Please sign, date and return.

____________________________________

Signature and Title, if applicable

____________________________________

Signature (if held jointly)

_______________________________, 2016

Date

Receipt of the Notice of the Special Meeting and the accompanying Proxy Statement is hereby acknowledged. The shares represented hereby will be voted as indicated or FOR the proposal if no choice is indicated.

PureFunds ISE Junior Silver (Small Cap Miners/Explorers) ETF

VOTING OPTIONS READ YOUR PROXY STATEMENT AND HAVE IT AT HAND WHEN VOTING.
COMPUTER	TELEPHONE	LETTER	ATTENDANCE
VOTE ON THE INTERNET	VOTE BY PHONE	VOTE BY MAIL	VOTE IN PERSON
LOG ON TO:	CALL [______________]	VOTE, SIGN AND DATE	ATTEND SHAREHOLDER MEETING
[______________] FOLLOW THE ON-SCREEN INSTRUCTIONS AVAILABLE 24 HOURS	FOLLOW THE RECORDED INSTRUCTIONS AVAILABLE 24 HOURS	THIS PROXY CARD AND RETURN IN THE POSTAGE-PAID ENVELOPE	615 East Michigan Street, Milwaukee, WisconsIN 53202 ON [__________], 2016

IF YOU VOTE THROUGH THE INTERNET OR BY TELEPHONE,

YOU NEED NOT RETURN THIS PROXY CARD.

The Board of Trustees recommends a vote FOR the following proposal.

PLEASE MARK A BOX BELOW IN BLUE OR BLACK INK AS FOLLOWS. EXAMPLE:

1.	To approve a Sub-Advisory Agreement between ETF Managers Group LLC and Penserra Capital Management LLC with regard to the PureFunds ISE Junior Silver (Small Cap Miners/Explorers) ETF.

FOR [ ]	AGAINST [ ]	ABSTAIN [ ]

2.	To approve a proposal to permit ETF Managers Group LLC, as the investment adviser to the Fund, to rely on an exemptive order to hire and replace sub-advisers or to modify sub-advisory agreements without shareholder approval.

FOR [ ]	AGAINST [ ]	ABSTAIN [ ]

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